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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 25, 2003


                    IndyMac MBS, INC., (as depositor under
                    the Pooling and Servicing Agreement,
                    dated as of September 1, 2003,
                    providing for the issuance of the
                    IndyMac MBS, INC., Residential Asset
                    Securitization Trust 2003-A12,
                    Mortgage Pass-Through Certificates,
                    Series 2003-L).


                               IndyMac MBS, INC.
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                     333-102888               95-4791925
------------------------------      ---------------       ---------------------
 (State of Other Jurisdiction         (Commission           (I.R.S. Employer
       of Incorporation)              File Number)          Identification No.)

         155 North Lake Avenue
          Pasadena, Californiaq                            91101
      ----------------------------                    ---------------
         (Address of Principal                           (Zip Code)
           Executive Offices)


        Registrant's telephone number, including area code (800) 669-2300
                                                           ----- --------


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Item 5.       Other Events.
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Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-L, UBS Securities LLC ("UBS"), as an Underwriter of the Underwritten Certificates, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided UBS with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials prepared by Deutsche are listed as Exhibit 99.1 hereto.



















____________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 13, 2003, and the prospectus supplement dated September 25, 2003, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-L.

Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1.   Computational Materials prepared by UBS.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IndyMac MBS, INC.




                                By: /s/ Victor H. Woodworth
                                    -----------------------------------
                                    Victor H. Woodworth
                                    Vice President



Dated:   September 29, 2003

                                 Exhibit Index
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Exhibit                                                                   Page
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99.1.   Computational Materials prepared by UBS.                            6